ESCROW AGREEMENT

THIS AGREEMENT made in triplicate this 1st day of April, 1997

AMONG:

POSITION INC.
(herein called the "Issuer")
OF THE FIRST PART

-and-

THE R-M TRUST COMPANY
(herein called the "Trustee")
OF THE SECOND PART

-and-

PAUL E. KOWALENKO, FRANK W. BOWER,
CHIP HOME PRODUCTS LIMITED,
CORPORATE RECOVERY MANAGEMENT LTD.,
JFM GEOMATICS LTD. AND NCS INTERNATIONAL INC.
(herein called the "Security Holders")
OF THE THIRD PART


WHEREAS in furtherance of complying with the requirements of the Securities Act, and Alberta Securities Commission Policy 4.9, the Security Holders are desirous of depositing in escrow certain securities in the Issuer owned to the be received by them;

AND WHEREAS the Trustee has agreed to undertake and perform its duties according to the terms and conditions hereof;

NOW THEREFORE this agreement witnesses that in consideration of the sum of ONE ($1.00) DOLLAR paid by the parties to each other, receipt of this sum being acknowledged by each of the parties, the Security Holders jointly and severally covenant and agree with the Issuer and with the Trustee and the

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Issuer and the Trustee covenant and agree with the other and with the
Security Holders jointly and severally as follows:

1. Each of the Security Holders hereby places and deposits in escrow with the Trustee those of his securities to the Issuer which are represented by the certificates described in Schedule "A" attached to this agreement and the Trustee hereby acknowledges receipt of those certificates. The Security Holders agree to deliver promptly to the Trustee any replacement securities or certificates if and when issued or allotted for deposit in escrow.

2. The Parties agree that, subject to the provisions of paragraph 6 herein, the securities and the beneficial ownership of or any interest in them and the certificate representing them (including any replacement securities or certificates) shall not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow, or otherwise in any manner dealt with, without written consent of the Executive Director of the Alberta Securities Commission (hereinafter referred to as the "Executive Director") given to the Trustee or except as may be required by reason of the death or bankruptcy of any Security Holder, in which cases the Trustee shall hold the said certificates subject to this agreement, for whatever person or company shall be legally entitled to become the registered owner thereof and shall provide to the Executive Director written notice of the new registered owner , but the securities shall remain in escrow, subject to this agreement.

3. The Security Holders direct the Trustee to retain their respective securities and the certificates (including any replacement securities or certificates) representing them and not to do or cause anything to be done to release them from escrow or to allow any transfer, hypothecation or alienation there of except as provided in paragraph 6, without the written consent of the Executive Director. The Trustee accepts the responsibilities placed on it by the agreement and agrees to perform them in accordance with the terms of this agreement and the written consents, orders or directions of the Executive Director.

4. If during the period in which any of the securities are retained in escrow pursuant hereto, any dividend is received by the Trustee in respect of the escrowed securities, any such dividend shall be promptly paid or transferred to the respective Security Holders entitled thereto.

5. All voting rights attached to the escrowed securities shall at all times be exercised by the respective registered owners thereof.

6. The escrowed securities governed by this agreement shall be automatically released as follows:

(a) 10% of the escrowed securities immediately after nine months following the date of the receipt for the Issuer's prospectus assuring its initial public offering (the "Initial Release"); and

(b) 30% of the escrowed securities after each of the first, second and third anniversaries of the Initial Release.

7. The Security Holders hereby jointly and severally agree to and do hereby release and indemnify and save harmless the Trustee from and against all claims, suits, demands, costs, damages and expenses which may be occasioned by reason of the trustee's compliance in good faith with the terms hereof.

8. The Issuer hereby acknowledges the terms and conditions of this agreement and agrees to take all reasonable steps to facilitate its performance and to pay the Trustee's proper charges for its services as trustee of this escrow.

9. If the Trustee should wish to resign, it shall give at least three months' notice to the Issuer which may, with the written consent of the Executive Director, by writing appoint another Trustee in its place and such appointment shall be binding on the Security Holders and the new Trustee shall assume and be bound by the obligations of the Trustee hereunder.

10. Where required, the written consent of the Executive Director as to a release from escrow of all or part of the escrowed securities shall terminate this agreement only in respect to those securities so released. For greater certainty this paragraph does not apply to securities transferred within escrow.

11. This agreement may be executed in several parts in the same form and the parts as so executed shall together form one original agreement, and the parts if more than one shall be read together and constructed as if all the signing parties hereto had executed one copy of this agreement.

12. Wherever the singular or masculine are used throughout this agreement, the same shall be construed as being the plural or feminine or neuter where the context so requires.

13. This agreement may be amended upon agreement of the Security Holders, the Trustee and the Issuer and upon the written consent having been obtained from the Executive Director.

14. This agreement shall enure to the benefit of and be binding on the parties to this agreement and each of their heirs, executors, administrators, successors and assigns.

15. Signatures received by facsimile are an acceptable form of execution of this agreement.

IN WITNESS WHEREOF the Issuer and Trustee have caused their respective corporate seals to be hereto affixed and the Security Holders have hereto set their respective hands and seals.


POSITION INC.

Per:
Paul E. Kowalenko
President


Per:
Bernard D. Parkinson
(c/s)
Vice President Business Development


THE R-M TRUST COMPANY

Per:

Per:
(c/s)

SIGNED, SEALED AND DELIVERED by the respective Security Holders whose names are subscribed in the right-hand column below in the presence of the respective persons whose names are subscribed in the left-hand column.

WITNESSES                       SECURITY HOLDERS


Witness to the signature of     Paul E. Kowalenko
Paul E. Kowalenko


Witness to the signature of     Frank W. Bower
Frank W. Bower


                                CHIP HOME PRODUCTS LIMITED

                                Per:

                                Per:

                                CORPORATE RECOVERY
                                MANAGEMENT LTD.

                                Per:

                                Per:

                                JFM GEOMATICS LTD.

                                Per:

                                Per:

                                NCS INTERNATIONAL INC.

                                Per:

                                Per:

SCHEDULE "A" to an Escrow Agreement dated April 1, 1997, and made among POSITION INC. (therein called the "Issuer"), THE R-M TRUST COMPANY (therein called the "TRUSTEE") and some security holders of the Issuer (therein called the "Security Holders")

Name of registered   Number of            Certificate Numbers of Signature of
Security Holders     Securities Escrowed  Securities Escrowed    Security Holder
__________________   ___________________  ______________________ _______________

Paul E Kowalenko      109,337              1

Frank W. Bower        657,117              8

Chip Home Products    308,500              2                     Per:
Limited                                                          Per:

Corporate Recovery    308,500              4                     Per:
Management Ltd.

JFM Geomatics Ltd.    547,206              3                     Per:

                                                                 Per:

NCS International
Inc.                  465,012             72                     Per:

                                                                 Per: